UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. _______)

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by

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Definitive Information Statement

________________________________________________________________________

GOLDEN ARIA CORP.

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TABLE OF CONTENTS

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NOTICE OF ANNUAL MEETING

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INFORMATION CONCERNING VOTING

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PROPOSALS YOU MAY VOTE ON

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ITEM 1 - ELECTION OF DIRECTORS

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NOMINEES FOR THE BOARD OF DIRECTORS

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ITEM 2 - RATIFICATION OF AUDITORS

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SECURITY OWNERSHIP OF MANAGEMENT

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EXECUTIVE COMPENSATION

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SUMMARY COMPENSATION TABLE

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DELIVERY OF DOCUMENT TO SECURITY HOLDERS

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ANNUAL REPORT

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OTHER MATTERS

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SIGNATURES

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GOLDEN ARIA CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

We Are Not Asking You For a Proxy And You Are Requested Not to Send Us a Proxy

to be Held March 8, 2007

(the “Meeting”)

The Meeting of Golden Aria Corp. (the "Company") will be held on at 10:00 AM pacific time on March 8, 2007 at 604-700 West Pender Street, Vancouver BC for the following purposes:

A.

to elect directors to serve the Company for the ensuing year and until their successors are elected; and

B.

to ratify Vellmer & Chang, Chartered Accountants, as the Company's auditors for 2007; and

C.

to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

The board of directors of the Company has fixed the close of business on February 15, 2007 as the record date for determining shareholders entitled to notice and to vote at the Meeting or any adjournment thereof. Only shareholders of record of the Company's common stock at the close of business day on February 15, 2007 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

The number of shares of common stock outstanding and entitled to vote at the Meeting is 13,410,000. The Company is not asking for a proxy from any shareholder.

The enclosed Notice of Meeting provides information about the Meeting. In addition, you may obtain information about the Company from documents filed by the Company with the Securities and Exchange Commission, copies of which are available by contacting the Company. We encourage you to read this entire document carefully.

By Order of The Board of Directors:

/s/Chris Bunka

Chairman of the Board

February 15, 2007

INFORMATION CONCERNING VOTING

General

The Company is not soliciting proxies. The board of directors of the Company (the “Board”) has a sufficient number of votes committed to the election of the directors and the ratification of the appointment of the independent auditors. Therefore, it is not necessary that the Board solicit proxies from the shareholders of the Company.

Voting Rights

The holders of record of common stock at the close of business on February 15, 2007 will be entitled to notice and to vote at the Meeting. At the close of business on February 15, 2007, the Company had 13,410,000 shares of common stock issued and outstanding.

PROPOSAL 1 – ELECTION OF DIRECTORS

There are two nominees for the Board positions that are authorized pursuant to the Company's Bylaws as of the date of the Meeting. Each director to be elected will hold office until the next annual meeting of shareholders of the Company and until a successor is elected and has qualified, or until the earlier of such director's resignation or removal. Each nominee listed below is currently a director of the Company. The nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Meeting will be elected directors of the Company. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

The current Board recommends a vote in favor of each named nominee below:

Dr. Gerald Carlson

Dr. Gerald Carlson has served as the Company’s President and as one of its directors since March 2005. Dr. Carlson has devoted approximately 15% of his professional time to the business of the Company and intends to continue to devote this amount of time in the future, or more if required by corporate events.

From March 1999 to present, Dr. Carlson has been the President and Co-Founder of Copper Ridge Explorations Inc. (“Copper Ridge”), a publicly listed company located in Vancouver, British Columbia and a junior explorer with exploration projects in Alaska, Yukon, British Columbia and Mexico. Copper Ridge is currently focusing on iron oxide copper-gold targets in Yukon.

From February 1999 to present, Dr. Carlson has been the Chairman of IMA Exploration Inc. (“IMA”), a publicly listed junior exploration company headquartered in Vancouver, British Columbia. IMA has active exploration projects in Argentina and Peru and is currently developing the new Navidad silver discovery in Argentina.

From February 2000 to October 2004, Dr. Carlson was the President of Nevada Star Resource Corp., a publicly listed company located in Vancouver, British Columbia, exploring for nickel-copper-PGEs (platinum group metals) in Alaska.

Dr. Carlson received his Ph.D. through Dartmouth College in 1978, a M.Sc. from Michigan Technological University in 1974 and a B.Sc. from the University of Toronto in 1969, majoring in Geological Engineering.

Chris Bunka

Mr. Chris Bunka has served as one of the Company’s directors since November 2004. Mr. Bunka has devoted approximately 15% of his professional time to the business and intends to continue to devote this amount of time in the future, or more as required.

Since 1988, Mr. Bunka has been the CEO of CAB Financial Services Ltd. (“CAB”), a private holding company located in Kelowna, Canada. He is a venture capitalist and corporate consultant. He is also a business commentator and has provided business updates to Vancouver radio station, CKWX, from 1998 to present. He has also written business and investment articles published in various North American publications.

From 1999 to 2002, Mr. Bunka was the President and CEO of Secure Enterprise Solutions (symbol SETP-OTC) (formerly Newsgurus.com, symbol NGUR-OTC). The company subsequently changed its name to Edgetech Services and trades on the OTC with the symbol EDGH. Newsgurus.com was a web-based media company. Secure Enterprise Solutions moved into Internet-based computer security products and services and was subsequently purchased by Edgetech Services.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF AUDITORS

The Board has selected the firm of Vellmer & Chang, Chartered Accountants, (“Vellmer & Chang”) to audit the financial statements of the Company for the fiscal year ending August 31, 2007, and has directed that its selection of independent auditors be submitted for ratification by the shareholders at the Meeting. In the event of a negative vote on ratification by the shareholders at the Meeting, the Board will reconsider its selection.

Vellmer & Chang has served as the auditors for the Company for the fiscal year ending August 31, 2006. Representatives of Vellmer & Chang have been invited to attend but are unable to be physically present. However, it is expected that they will be available by telephone at the Meeting. They will have the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

The Board seeks the shareholders’ approval and ratification of Vellmer & Chang as independent auditors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's common stock as of February 15, 2007, by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table below; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more that five percent of the Company’s common stock.

Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 13,410,000 shares outstanding on February 15, 2007, adjusted as required by rules promulgated by the Securities and Exchange Commission (the “SEC”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name and Address	Common Stock	Percentage of Class
Piranah Investment Corporation Panama City Panama	1,300,000	9.6%
Gerald Carlson President/Principal Executive Officer and Director Vancouver, British Columbia, Canada	600,000	4.47%
Diane Rees CFO, Secretaries and Director Vancouver, British Columbia, Canada	50,000	0.37%
Chris Bunka CEO, Chairman of the Board Kelowna, British Columbia, Canada	500,000	3.73%
All Directors and Officers as a Group	1,150,000	8.57%

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary	Other Annual Bonus	Restricted Compensation	Options/Stock	All Other Compensation
Gerald Carlson Principal Executive Officer and Director	2005 2006	$9,046 $25,660	Nil Nil	Nil Nil	Nil Nil	Nil Nil

Chris Bunka CEO, CFO and Director	2005 2006	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

Employment Agreements

As of February 15, 2007, the Company has no employee Agreements.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

Recent Changes in the regulations regarding the delivery of copies of information statements and annual reports to shareholders permit the Company to send one information statement and annual report and proxy statement to multiple shareholders who share the same address under certain circumstances, unless otherwise requested.  This practice is known as "house holding". If a shareholder sharing an address who now receives only one copy of the Company's annual report and information statement per household wishes to receive separate copies of these materials, then the shareholder should contact the Company at 604-602-1633. If a shareholder of record sharing an address who currently receives multiple copies of the Company's annual report and information statement wishes to receive only one copy of the materials per household in the future, then the shareholder should also contact the Company by mail or telephone as instructed above.

ANNUAL REPORT

The Company elects to submit a copy of its Form 10-KSB filed with the Commission on December 6, 2006, to the shareholders in lieu of an annual report. The form 10-KSB is available on the web site of Edgar-Online at http://www.edgar.com and the web site of the Securities and Exchange Commission at http://www.sec.gov. Copies may also be obtained directly from the Company as described in the paragraph above.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the directors to recommend to the shareholders present to vote on such matters in accordance with their best judgment.

SIGNATURES

Golden Aria Corp.

Date: February 15, 2007

/s/Chris Bunka

                                                                                                                           Chairman of the Board

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